Exhibit 99.1

Page 1 of 1 – TRX RENEWS CREDIT FACILITY TO MID-2012

TRX RENEWS CREDIT FACILITY TO MID-2012

ATLANTA, 10 NOVEMBER 2010 — TRX, Inc. (www.trx.com) (OTCQB: TRXI), a world-leading provider of travel technology, process automation, consulting and data services, today announced an extension of its credit facility to June 30, 2012 at existing covenant levels.

“We are very pleased to have such a strong level of commitment from Atlantic Capital Bank during what continues to be a tough credit environment for financial institutions and borrowers alike,” said David Cathcart, Chief Financial Officer, TRX. “We have always been confident in our ability to manage our business within the terms of the previously existing credit facility, and this extension is a direct result of our team’s consistent performance.”

Shane Hammond, CEO and President, TRX, commented, “The new financing arrangement announced today is further indication of the constructive and productive working relationship we have with our lender. It also speaks volumes about the success we have enjoyed in executing our strategy of delivering solutions in a software-as-as-service environment and managing the business to optimize results in this challenging business climate.”

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us and are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, the loss of key clients, volatility in the number of transactions we service, failure or interruptions of our software, hardware and other systems, industry declines, competitive pressures and other risks, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

Forward-looking statements are predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. TRX, Inc. cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance.

About TRX

TRX is a world-leading travel technology and data services provider, offering more than 20 software-as-a-service utilities for online booking, reservation processing, data intelligence, and process automation. We deliver our technology applications in an on-demand environment to travel agencies, corporations, travel suppliers, government agencies, credit card associations, credit card issuing banks, and third-party administrators. We provide patented savings maximization solutions via our travel analytics consulting practice, extending spend management services to travel buyers all over the world. We complement all of these offerings with a global workforce focused on travel process automation and reengineering. For more information about TRX or to contact a TRX sales office, phone 404.929.6100 or visit the company’s Web site at www.trx.com.

Investor Contacts:	David Cathcart
Chief Financial Officer, TRX, Inc.
(404) 929-6154

Media Contacts:	Stephen Carroll
Senior Director, Product Marketing, TRX, Inc.
(214) 346-4758

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Copyright 2010 TRX, Inc. All rights reserved.